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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2003


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 2003, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-FFC)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-104153               06-1442101
           --------                  ----------               ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                 06830
         ----------------------                                 -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On June 26, 2003, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2003-FFC, Asset-Backed Certificates, Series 2003-FFC (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2003 (the "Agreement"), attached hereto as
Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Chase Manhattan Mortgage Corporation ("Chase") as servicer (the "Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," "Class A-2 Certificates," "Class S Certificates," "Class M-1 Certificates," "Class M-2 Certificates," "Class M-3 Certificates," "Class M-4 Certificates," "Class C Certificates," "Class P Certificates," "Class R Certificates," "Class R-X Certificates" and "Class X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a pool of mortgage loans (the "Mortgage Pool'") of second lien fixed-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $195,652,529.02 as of June 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated June 24, 2003, between Greenwich Capital Financial Products, Inc. and the Depositor (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class S Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated June 24, 2003 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                  Initial Certificate Principal
            Class                   Balance or Notional Amount            Pass-Through Rate
            -----                   --------------------------            -----------------
             A-1                          $85,376,000.00                       Variable
             A-2                          $70,656,000.00                       Variable
              S                                (1)                         6.00% per annum
             M-1                          $21,522,000.00                       Variable
             M-2                          $9,783,000.00                        Variable
             M-3                          $5,380,000.00                        Variable
             M-4                          $2,446,000.00                        Variable
              C                           $489,429.02.00                       Variable
              P                              $100.00                             N/A
              R                                100%                              N/A
             R-X                               100%                              N/A
              X                                100%                              N/A

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                                      -3-

         The Certificates, (other than the Class C Certificates, the Class P Certificates, the Class X Certificates, the Class R Certificates and the Class R-X Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated June 23, 2003 and the Prospectus Supplement, dated June 24, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class X Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         Exhibit No.                                               Description
         -----------                                               -----------
              4.1                           Pooling and Servicing Agreement, dated as of June 1, 2003, by and among Financial Asset Securities Corp. as Depositor,
                                            Chase Manhattan Mortgage Corporation as Servicer and
                                            Wells Fargo Bank Minnesota, National Association as
                                            Trustee, relating to the Series 2003-FFC Certificates.





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 30, 2003


                                                 FINANCIAL ASSET SECURITIES
                                                 CORP.


                                                 By:  /s/ Frank Skibo
                                                      -------------------------
                                                 Name:    Frank Skibo
                                                 Title:   Senior Vice-President







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
                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of June 1,                           7
                       2003, by and among Financial Asset Securities Corp.
                       as Depositor, Chase Manhattan Mortgage
                       Corporation as Servicer and Wells Fargo Bank
                       Minnesota, National Association as Trustee, relating
                       to the Series 2003-FFC Certificates.






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                                   Exhibit 4.1